EXHIBIT 1.1

Zions Bancorporation

Medium-Term Notes, Series A

Distribution Agreement

March 31, 2008

Zions Direct, Inc.

One South Main Street

17th Floor

Salt Lake City, Utah 84111

Ladies and Gentlemen:

Zions Bancorporation, a Utah corporation (the “Company”), proposes to issue from time to time certain Medium-Term Notes, Series A (the “Securities”) (in an indeterminate amount that will not exceed a maximum aggregate principal amount of $500,000,000 outstanding at any given time, unless such limitation is subsequently modified by the Company’s board of directors) and agrees with you (the “Agent”) as set forth in this Distribution Agreement (the “Agreement”). Each of the terms “the Agents”, “such Agent”, “any Agent”, “an Agent”, “each Agent”, “the Purchasing Agent” and “the Selling Agent”, when used in this Agreement or in any Terms Agreement (as defined below) or in the Annexes hereto, shall mean Zions Direct, Inc., except at any time when more Agents are acting as such hereunder, as contemplated in Section 11 hereof.

The Company acknowledges and agrees that Zions Direct, Inc. may use the Prospectus (as defined below) in connection with offers and sales of the Securities as contemplated in the Prospectus under the caption “Supplemental Plan of Distribution—Market Making Resales by Affiliates” (“Secondary Market Transactions”). The Company further acknowledges and agrees that Zions Direct, Inc. is under no obligation to effect any Secondary Market Transactions and, if it does so, it may discontinue effecting such transactions at any time without providing any notice to the Company. The term “Agent”, whenever used in this Agreement, shall include Zions Direct, Inc. whether acting in its capacity as an Agent or acting in connection with a Secondary Market Transaction, except as may be specifically provided otherwise herein.

Subject to the terms and conditions stated herein and to the reservation by the Company of the right to issue Securities directly on its own behalf or through one or more underwriters, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to issue Securities directly to any Agent as principal, it will enter into a separate agreement (each such agreement, a “Terms Agreement”), substantially in the form of Annex I hereto or in such other form as may be agreed by the parties to that particular agreement, relating to such issue in accordance with Section 2(b) hereof. This Agreement shall not be construed to create either an obligation on the part of the Company to issue any Securities or an obligation of any of the Agents to purchase Securities as principal.

The Securities will be issued under the indenture, dated September 10, 2002 (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”), as amended or supplemented from time to time. The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

1. The Company represents and warrants to, and agrees with, each Agent that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form S-3 (File No. 333-132868) in respect of the Securities has been filed by the Company with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission, and no notice of objection of the Commission to the use of such form of registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus (including the prospectus supplement dated March 6, 2008, the prospectus supplement dated March 31, 2008 and, if applicable, any other prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(b) hereof is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities and is filed in accordance with Section 4(a) hereof is hereinafter called a “Pricing Supplement”; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case, after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; and any reference herein to the “Prospectus as amended or supplemented”, other than in Section 1(c)(i) hereof, shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement and any other prospectus supplement specifically referred to in such Pricing Supplement) in relation to the Securities to be issued pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

(b) No order preventing or suspending the use of the Prospectus, any Preliminary Prospectus or any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities (an “Issuer Free Writing Prospectus”) has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use therein;

(c) (i) With respect to any issue of Securities to be issued pursuant to a Terms Agreement, the “Applicable Time” will be such time on the date of such Terms Agreement as is specified therein as the Applicable Time, and the “Pricing Disclosure Package” will be the Prospectus as amended or supplemented at the Applicable Time together with (A) the information referenced in Schedule II(b) to such Terms Agreement and (B) such other documents, if any, as may be listed in Schedule II(a) to such Terms Agreement, taken together; (ii) with respect to each such issue of Securities, the Pricing Disclosure Package, as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iii) with respect to each such issue of Securities, each Issuer Free Writing Prospectus listed in Schedule II(a) to the applicable Terms Agreement, if any, will not conflict with the information contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented and, taken together with the Pricing Disclosure Package as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in clauses (ii) and (iii) of this Section 1(c) shall not apply to statements or omissions made in any Pricing Disclosure Package or Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use therein;

(d) The documents incorporated by reference in any Pricing Supplement or the Prospectus as amended or supplemented when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the applicable requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the applicable requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use therein; and the financial statements of the Company and its consolidated subsidiaries incorporated by reference in the Registration Statement, any Pricing Supplement and the Prospectus as amended or supplemented, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations and cash flows for the periods shown in such financial statements and, except as otherwise disclosed in the Registration Statement, any Pricing Supplement and the Prospectus as amended or supplemented, such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis;

(e) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the Trust Indenture Act, as applicable, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use therein;

(f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any change in the capital stock (other than (i) repurchases of common stock of the Company in an aggregate amount that is less than 2% of the number of outstanding shares of common stock on the date hereof and (ii) issuances of or other transfers of capital stock in the ordinary course of business pursuant to the Company’s employee benefit plans or awards issued thereunder) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as disclosed, set forth or contemplated in the Prospectus as amended or supplemented;

(g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(h) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(i) The form of Securities has been duly and validly authorized and, when the Securities are issued and delivered against payment therefor pursuant to this Agreement and any Terms Agreement relating to such Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, under which they are to be issued, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Authentication Agent on behalf of the Trustee, will constitute a valid and legally binding instrument of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Securities will conform, to the descriptions thereof set forth in the Prospectus as amended or supplemented relating to such Securities;

(j) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, and this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, loan agreement or material mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or Restated Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Agents;

(k) The statements set forth in the Prospectus under the captions “Supplemental Description of Notes” and “Description of Debt Securities We May Offer”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Supplemental Plan of Distribution” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(l) Neither the Company nor any of its significant subsidiaries (as defined in Rule 1-02 of Regulation S-X of the Commission) (each, a “Significant Subsidiary”) is in violation of its charter or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, loan agreement or material mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(m) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would, individually or in the aggregate, have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(n) (i) (A) At the time of filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(o) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(p) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(q) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(r) The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and each of the Company’s banking subsidiaries holds the requisite authority from its respective banking regulatory authority to do business as a national banking association under the laws of the United States or as a state-chartered banking corporation under the laws of such subsidiary’s jurisdiction of incorporation, as the case may be;

(s) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and all of the issued shares of capital stock of each such Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(t) As of the date hereof, the Company maintains a system of internal control over “financial reporting” (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(u) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as of the date hereof, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting; and

(v) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective.

2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities to be issued by the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time.

Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended or supplemented from time to time by written agreement between the Agents and the Company (the “Administrative Procedure”). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee and Zions First National Bank (the “Authenticating Agent”) a copy of the Administrative Procedure as in effect from time to time.

The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase Securities from the Company commencing at any time for any period of time or permanently. The Company shall be entitled to suspend such solicitation as to any Agent or all of the Agents, as determined by the Company. Upon receipt of instructions from the Company, the relevant Agent or Agents shall suspend solicitation of offers to purchase Securities until such time as the Company has advised such Agent or Agents that such solicitation may be resumed.

Unless otherwise agreed pursuant to a Terms Agreement, the Company agrees to pay each Agent a commission, at the time of settlement of any issue of a Security by the Company as a result of a solicitation made by such Agent, in an amount to be determined by mutual agreement between the Company and such Agent, which shall not exceed the limits prescribed by the Financial Industry Regulatory Authority (“FINRA”) and which shall otherwise be on terms customary for transactions of the nature contemplated by any such Terms Agreement.

(b) Each issue of Securities by the Company to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the issue of such Securities by the Company to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the purchase price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, Agents acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 4 hereof, and such Terms Agreement may also include such other provisions (including provisions that modify this Agreement insofar as it sets forth the agreement between the Company and such Agent) as the Company and such Agent may agree upon. Unless otherwise agreed between the Company and the relevant Agents, where more than one Agent has agreed with the Company to purchase a particular issue of Securities pursuant to this subsection, the obligations of such Agents so to purchase such Securities shall be several and not joint.

For each issue of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such issue of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount), in an amount to be determined by mutual agreement between the Company and such Agent, which shall not exceed the limits prescribed by FINRA, and which shall otherwise be on terms customary for transactions of the nature contemplated by any such Terms Agreement.

Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a “Time of Delivery”.

(c) Nothing in this Agreement shall be read or deemed to preclude the Company and one or more of the Agents from modifying or supplementing this Agreement (including the Administrative Procedure) insofar as it applies to transactions between them without such modifications or supplemental provisions being made of general applicability to transactions between the Company and all of the Agents.

3. The Commencement Date (as defined below) shall be the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed or at such other time and date as may be agreed to by the Agents and the Company (such time and date being referred to herein as the “Commencement Date”).

4. The Company agrees with each Agent:

(a) (i) to prepare, with respect to any Securities to be issued by the Company through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used or at such earlier time as required under Rule 424(b) under the Act;

(ii) with respect to any issue of Securities to be issued pursuant to a Terms Agreement, but only if requested by the Agents party to such Terms Agreement prior to the Time of Sale (as defined below), to prepare a final term sheet relating to such Securities in a form as may reasonably be agreed to by the Agents party to such Terms Agreement and to file such final term sheet pursuant to Rule 433(d) under the Act within the time required by such rule;

(iii) to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act;

(iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities (including in any Secondary Market Transactions during the Secondary Transactions Period (as defined below)), and during such same period to advise the Agents, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the form of the Registration Statement or the Prospectus or for additional information; and

(v) in the event of the issuance of any stop order or of any order preventing or suspending the use of any such prospectus in respect of the Securities or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such reasonable steps as may be necessary to permit offers and sales of the Securities by the Agents, which may include, without limitation, amending the Registration Statement or filing a new registration statement, at the Company’s expense (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by Zions Direct, Inc. and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no amendment or supplement to the Registration Statement or the Prospectus (i) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof, (ii) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof or (iii) during the period beginning on the Commencement Date and continuing for as long as may be required under applicable law, in the reasonable judgment of such Agent after consultation with the Company, in order to offer and sell any Securities in Secondary Market Transactions as contemplated by the Prospectus (the “Secondary Transactions Period”) which shall be disapproved by such Agent promptly after reasonable notice thereof;

(c) To make no further amendment or supplement to such form of prospectus which shall be disapproved by Zions Direct, Inc. promptly after reasonable notice thereof;

(d) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering, issue and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution or sale of the Securities (including in any Secondary Market Transactions during the Secondary Transactions Period); provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(e) (i) if the delivery of a prospectus or, in lieu thereof, the notice referred to in Rule 173(a) under the Act is required at any time prior to the expiration of nine months after the time of issue of the applicable Pricing Supplement in connection with the offering, issue or sale of the Securities (including Securities purchased by such Agent as principal and including in any Secondary Market Transactions during the Secondary Transactions Period, whether before or after such expiration) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or, in lieu thereof, the notice referred to in Rule 173(a) under the Act is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; and

(ii) notwithstanding paragraph (i) above, if during the period specified in such paragraph such Agent continues to own Securities purchased by such Agent as principal or such Agent is otherwise required to deliver a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) in respect of transactions in the Securities (including any Secondary Market Transactions during the Secondary Transactions Period), the Company shall promptly prepare and file with the Commission such an amendment or supplement and furnish without charge to such Agent as many copies as it may from time to time during such period reasonably request of such amendment or supplement; provided, however, that the Company may elect, upon notice to such Agent not to comply with this paragraph (ii) with respect to any Secondary Market Transaction, but only for a period or periods that the Company reasonably determines are necessary in order to avoid premature disclosure of material, non-public information, unless, notwithstanding such election, such disclosure would otherwise be required under this Agreement. Upon receipt of any such notice, each Agent shall cease using the Prospectus or any amendment or supplement thereto in connection with Secondary Market Transactions until it receives notice from the Company that it may resume using such document (or such document as it may be amended or supplemented);

(f) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

(g) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

(h) So long as such Agent is continuing to solicit and receive offers to purchase Securities in accordance with the terms and conditions of this Agreement, to furnish to such Agent upon request copies of all reports or other communications (financial or other) furnished to stockholders generally and to deliver to such Agent copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed;

(i) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the “restricted period”, as such term is defined under Regulation M, relating to the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, issue, contract to issue or otherwise dispose of any debt securities of the Company which are substantially similar to such Securities;

(j) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such issue, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

(k) That each time the Company issues Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(k) as a condition to the purchase for Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Sullivan & Cromwell LLP and Callister Nebeker & McCullough, a Professional Corporation, the Company’s counsel, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment or supplement or the Time of Delivery relating to such issue, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Sections 7(b) and 7(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Sections 7(b) and 7(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

(l) That each time the Company issues Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(l) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment or supplement or the Time of Delivery relating to such issue, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 7(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 7(d) hereof which was last furnished to such Agent;

(m) That each time the Company issues Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(m) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement or amendment or the Time of Delivery relating to such issue, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 7(h) hereof which were last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date), or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 7(h) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

(n) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 7(a), 7(d), 7(e) or 7(f) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(n), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 7(d) and 7(e), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 7(d) and 7(e) on behalf of any such person); and

(o) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or the Pricing Supplement, or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the affected Agents and, if requested by the affected Agents, will prepare and furnish without charge to each Agent an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that if such statements or omissions were made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use therein, the Company will be reimbursed by the Agents for its reasonable costs of preparing and furnishing such Issuer Free Writing Prospectus or other document.

5. (a) (i) The Company represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act, without the prior consent of Zions Direct, Inc. and that, with respect to any issue of Securities to be sold pursuant to a Terms Agreement, Schedule II(a) to such Terms Agreement will include a complete list of any free writing prospectuses for which the Company has received such consent;

(ii) Each Agent represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act without the prior consent of the Company and Zions Direct, Inc. and that, with respect to any issue of Securities to be issued pursuant to a Terms Agreement, Schedule II(a) to such Terms Agreement will be a complete list of any free writing prospectuses for which the Agents have received such consent;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or the Pricing Supplement, or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the affected Agents and, if requested by the affected Agents, will prepare and furnish without charge to each Agent an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that if such statements or omissions were made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use therein, the Company will be reimbursed by the Agents for its reasonable costs of preparing and furnishing such Issuer Free Writing Prospectus or other document; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Agent expressly for use therein.

6. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any Pricing Supplement and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the cost of printing or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(d) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the FINRA of the terms of the issue or sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer, authenticating or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Section 8 hereof, the Agents will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7. The obligation of any Agent, as agent of the Company, at any time (“Solicitation Time”) to solicit offers to purchase the Securities from the Company and the obligation of any Agent to purchase Securities from the Company as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent’s discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(h) hereof that is prior to such Solicitation Time or at and as of both such Time of Delivery and Time of Sale, as the case may be (“Time of Sale” shall mean, with respect to any obligation of an Agent to purchase Securities as principal, the time when the related Terms Agreement becomes effective or, if there is no Terms Agreement, the time when the Agent otherwise becomes committed to purchase the Securities, as the case may be), and at and as of such Solicitation Time or Time of Delivery; the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed; and the following additional conditions:

(a) With respect to any Securities issued at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the final term sheet contemplated by Section 5(a) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

(b) If required by the applicable Terms Agreement, Sullivan & Cromwell LLP, counsel for Zions Direct, Inc., or other counsel satisfactory to such Agent, shall have furnished to the such Agent such written opinion or opinions, dated as of the Time of Delivery specified in the applicable Terms Agreement referred to in Section 4(k) hereof, with respect to the matters covered in paragraphs (i), (vii), (viii), (ix), (xiii), (xiv), (xv) and (xvi) of subsection (c) below as well as such other related matters as such Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) If required by the applicable Terms Agreement, Callister Nebeker & McCullough, a Professional Corporation, counsel for the Company, shall have furnished to the Agents their written opinion, dated as of the Time of Delivery specified in the applicable Terms Agreement referred to in Section 4(k) hereof, in form and substance satisfactory to such Agent, to the effect that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Utah with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented;

(iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the Agents and they are justified in relying upon such opinions and certificates);

(iv) The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended; and each of the Company’s banking subsidiaries holds the requisite authority from its respective banking regulatory authority to do business as a national banking association under the laws of the United States or as a state-chartered banking corporation under the laws of such subsidiary’s jurisdiction of incorporation, as the case may be;

(v) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiaries, provided that such counsel shall state that they believe that both the Agents and they are justified in relying upon such opinions and certificates);

(vi) To the best of such counsel’s knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(vii) This Agreement has been duly authorized, executed and delivered by the Company;

(viii) The form of Securities has been duly and validly authorized and, when the Securities are issued and delivered against payment therefor pursuant to this Agreement and any Terms Agreement relating to such Securities, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture conforms, and the Securities will conform to the descriptions thereof set forth in the Prospectus or the Prospectus as amended or supplemented relating to such Securities;

(ix) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

(x) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, loan agreement or material mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or Restated Bylaws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties; provided that such counsel need express no opinion in this subsection (x) with respect to state securities laws or the U.S. federal securities laws;

(xi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Agents;

(xii) Neither the Company nor any of its banking subsidiaries is in violation of its articles of incorporation or bylaws or similar organizational documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture or material loan agreement, lease, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(xiii) The statements set forth in the Preliminary Prospectus and Prospectus as amended and supplemented under the captions “Supplemental Description of Notes” and “Description of Debt Securities We May Offer”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Supplemental Plan of Distribution” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(xiv) The Company is not an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act;

(xv) The documents incorporated by reference in the Prospectus as amended and supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the applicable requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and the Registration Statement, the Prospectus and any further amendments and supplements thereto, as applicable, made by the Company prior to any Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and

(xvi) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus as amended or supplemented, or the documents incorporated by reference therein, except for those referred to in the opinion in subsection (xiii) of this Section 7(c), they have no reason to believe: (i) that any of the documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement, if any, which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; (ii) that any part of the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) that the Pricing Disclosure Package (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) that, as of its date and as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery

(other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement, the Base Prospectus or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

(d) If required by the applicable Terms Agreement, not later than 10:00 a.m., New York City time, on the day of the Time of Delivery specified in the applicable Terms Agreement referred to in Section 4(l) hereof, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

(e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended and supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended and supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent after consultation with the Company, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended and supplemented;

(f) On or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(g) On or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the NASDAQ Global Securities Market (“Nasdaq”); (ii) a suspension or material limitation in trading in the Company’s securities on Nasdaq; (iii) a general moratorium on commercial banking activities declared by either Federal or New York, California, Utah, Nevada, Colorado, Washington, Idaho, Arizona or Texas State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of such

Agent, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery; and

(h) If required by the applicable Terms Agreement, the Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated as of the Time of Delivery specified in the applicable Terms Agreement referred to in Section 4(m) hereof, in such form and executed by such officers of the Company as shall be satisfactory to such Agent as to the accuracy of the representations and warranties of the Company herein at and as of such applicable date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such time, as to the matters set forth in subsections (a) and (d) of this Section and as to such other matters as such Agent may reasonably request.

8. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Base Prospectus, any Preliminary Prospectus and the Prospectus as amended or supplemented, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Base Prospectus, any Preliminary Prospectus and the Prospectus as amended or supplemented or any such amendment or supplement, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

(b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Base Prospectus, any Preliminary Prospectus and the Prospectus as amended or supplemented, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Base Prospectus, any Preliminary Prospectus and the Prospectus as amended or supplemented, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except and then only to the extent such indemnifying party is materially prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company to the total discounts and commissions received by such Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities purchased by it (or by persons solicited by it) were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Agents in this subsection (d) to contribute are several in proportion to their respective purchase or solicitation obligations with respect to such Securities and not joint.

(e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act and each broker-dealer affiliate of any Agent; and the obligations of the Agents under this Section shall be in addition to any liability which the respective Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such purchase.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company and each Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

11. (a) The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (i) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (ii) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination (including all Securities that may be the subject of a Secondary Market Transaction at any time during the Secondary Transactions Period), and (iii) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a) and Sections 4(f), 4(h), 6, 8, 9 and 10 hereof are concerned.

(b) The Company, in its sole discretion, may appoint one or more additional parties to act as Agents hereunder from time to time. Any such appointment shall be made in a writing signed by the Company and the party so appointed. Such appointment shall become effective in accordance with its terms after the execution and delivery of such writing by the Company and such other party. When such appointment is effective, such other party shall be deemed to be one of the Agents referred to in, and to have the rights and obligations of an Agent under, this Agreement, subject to the terms and conditions of such appointment. The Company shall deliver a copy of such appointment to each other Agent promptly after it becomes effective.

12. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement and each Terms Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Agents, on the other, (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Agent is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company on other matters) and no Agent has any obligation to the Company with respect to the transactions contemplated hereby except the obligations expressly set forth in this Agreement and the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Agents, or any of them, have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with such transactions or the process leading thereto.

13. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and agreements hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to the Agent, Zions Direct, Inc., shall be sufficient in all respects when delivered or sent by e-mail, telex or facsimile transmission to Zions Direct, Inc., One South Main Street, 17th Floor, Salt Lake City, Utah 84111 (Facsimile: (801) 524-4659); if to any Agent other than Zions Direct, Inc., the facsimile number or address provided by such Agent to the Company in the documents appointing such Agent as an Agent under this Agreement; and if to the Company shall be delivered or sent by e-mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement and each Terms Agreement shall be binding upon, and inure solely to the benefit of, the Agents, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Terms Agreement. No purchaser of any of the Securities from any Agent shall be deemed a successor or assign by reason merely of such purchase.

15. The Agents may assign or transfer their rights or obligations under this Agreement with the prior written consent of the Company. If the Agents assign their rights or transfer their obligations as provided in this Section, the relevant assignee or transferee shall be treated as if it were a party to this Agreement with effect from the date on which such assignment or transfer takes effect; provided that any transfer shall only become effective when the Company has received an undertaking from the transferee to be bound by this Agreement and to perform the obligations transferred to it. Such assignment or transfer shall not affect any rights or obligations (including, but not limited to, those arising under Sections 7, 8 or 11) that have accrued at the time of assignment or transfer or that accrue thereafter to the Agents in relation to any act or omission or alleged act or omission that occurred prior to such assignment or transfer.

16. Time shall be of the essence of this Agreement and any Terms Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17. This Agreement and any Terms Agreement supersede all prior agreements and understandings (whether written or oral) between the Company and the Agents, or any of them, with respect to the subject matter hereof.

18. This Agreement and any Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. This Agreement may be delivered by any party by facsimile or other electronic transmission.

20. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Agents imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.

Very truly yours,

Zions Bancorporation

By:	/s/ W. DAVID HEMMINGWAY
Name: W. David Hemmingway
Title: Executive Vice President

Accepted as of the date hereof:

Zions Direct, Inc.

By:	/s/ JAMES R. COOPER
Name: James R. Cooper
Title: Senior Vice President

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